UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2008
Commerce Bancorp, Inc.
(Exact name of Registrant as Specified in Charter)

New Jersey (State or other Jurisdiction of Incorporation or Organization)	1-12069 (Commission File Number)	22-2433468 (I.R.S. Employer Identification Number)
Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ 08034-5400
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (856) 751-9000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the closing of the merger of Commerce Bancorp, Inc. (the “Company” or “Commerce”) with Cardinal Merger Co., an indirect wholly-owned subsidiary of The Toronto-Dominion Bank (“TD”) pursuant to that certain Agreement and Plan of Merger, dated as of October 2, 2007 (the “Merger Agreement”) by and among the Company, The Toronto-Dominion Bank (“TD”) and Cardinal Merger Co., the Company notified the New York Stock Exchange (the “NYSE”) on March 31, 2008 that each share of common stock of the Company was (except as otherwise provided in the Merger Agreement) converted into the right to receive 0.4142 TD common shares (with cash in lieu of fractional TD common shares) and $10.50 in cash, without interest, and requested that the NYSE file with the Securities and Exchange Commission an application on Form 25 to report that the shares of common stock of the Company are no longer listed on the NYSE.

Item 5.01.	Changes in Control of Registrant.
On March 31, 2008, Commerce completed the previously announced merger (the “Merger”) with Cardinal Merger Co. pursuant to the Merger Agreement. As contemplated by the Merger Agreement, Cardinal Merger Co. merged with and into Commerce and Commerce is now an indirect wholly-owned subsidiary of TD. As a result of the Merger, each outstanding share of Commerce common stock (except as otherwise provided in the Merger Agreement) was converted into the right to receive 0.4142 TD common shares (with cash in lieu of fractional TD common shares) and $10.50 in cash.
The preceding disclosure in Item 3.01 and 5.01 is qualified in its entirely by reference to the Merger Agreement, which is attached hereto as Exhibit 2.01 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
          (a) Financial Statements of Businesses Acquired
Not applicable.
          (b) Pro Forma Financial Information
Not applicable.
          (d) Exhibits

2.01	Agreement and Plan of Merger, dated as of October 2, 2007, by and among The Toronto-Dominion Bank, Cardinal Merger Co. and Commerce Bancorp, Inc. (Incorporated herein by reference from Appendix A to the Proxy Statement/Prospectus contained in The Toronto-Dominion Bank’s Registration Statement on Form F-4 (File No. 333-147304))

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCE BANCORP, INC.
Date: March 31, 2008	/s/ Douglas J. Pauls
	Name:	Douglas J. Pauls
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.01	Agreement and Plan of Merger, dated as of October 2, 2007, by and among The Toronto-Dominion Bank, Cardinal Merger Co. and Commerce Bancorp, Inc. (Incorporated herein by reference from Appendix A to the Proxy Statement/Prospectus contained in The Toronto-Dominion Bank’s Registration Statement on Form F-4 (File No. 333-147304))